UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

TECHTARGET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42428	99-2218610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street
Newton, Massachusetts	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Financial Statements and Exhibits

As previously disclosed, TechTarget, Inc. (the “Company”) filed restated versions of the (i) Informa Tech Digital Businesses of Informa PLC unaudited interim condensed combined financial statements as of March 31, 2024 and for the three months ended March 31, 2024 and 2023 (the “Q1 Business Financial Statements”), which were included in the Company’s Registration Statement on Form S-4, originally filed with the Securities and Exchange Commission (“SEC”) on June 27, 2024 and (ii) Informa Tech Digital Businesses of Informa PLC unaudited interim condensed combined financial statements as of and for the six months ended June 30, 2024, which were included in the Company’s Registration Statement on Form S-4/A, originally filed with the SEC on September 4, 2024 (the “Q2 Business Financial Statements” and collectively with the Q1 Business Financial Statements, the “Previously Issued Business Financial Statements”). For more information regarding the foregoing restatements, see the Company’s Form 8-K filed with the SEC on December 6, 2024.

Herewith, the Company is filing revised unaudited pro forma condensed combined financial information prepared for periods corresponding to the Previously Issued Business Financial Statements solely to give effect to the corrections of the errors identified in the Previously Issued Business Financial Statements. Revised unaudited pro forma condensed combined balance sheets as of March 31, 2024 and June 30, 2024, and the revised unaudited pro forma condensed combined statements of income for the three months ended March 31, 2024 and the six months ended June 30, 2024, are filed as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated herein by reference.

This pro forma financial information does not supersede the pro forma financial statements included in Form 8-K/A on December 9, 2024, and does not constitute a complete set of pro forma condensed combined financial information in accordance with Article 11 of Regulation S-X.

For the unaudited pro forma condensed combined balance sheet as of September 30, 2024, and the unaudited pro forma combined statements of income for the nine months ended September 30, 2024 and the year ended December 31, 2023, see the Company’s Form 8-K/A filed with the SEC on December 9, 2024.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 2024 and for the three months ended March 31, 2024 (As Revised).

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2024 and for the six months ended June 30, 2024 (As Revised).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTARGET, INC.

	By:	/s/ Charles D. Rennick
Dated: December 20, 2024	Name:	Charles D. Rennick
	Title:	Vice President, General Counsel, and Corporate Secretary